Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2021 CNY (¥)	Feb. 28, 2021 USD ($)	Feb. 29, 2020 CNY (¥)
Payables And Accruals [Abstract]
Accrued employee payroll and welfare benefits	¥ 10,407	$ 1,608	¥ 10,565
Payable for funding commitments	45,000	6,952	25,000
Other taxes payable	2,489	385	2,477
Professional service fee payable	3,043	470	3,562
Refund liabilities	16,208	2,504	23,179
Others	9,800	1,513	10,335
Total	¥ 86,947	$ 13,432	¥ 75,118